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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549

                              _________________________

                                       FORM 8-K
                              _________________________

                                    CURRENT REPORT

                          Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported):  January 1, 1998

                       CORPORATE OFFICE PROPERTIES TRUST, INC.
                       ---------------------------------------
                (Exact name of registrant as specified in its charter)

         Minnesota                   0-20047             41-1691930
----------------------------       -----------         -------------
(State or other jurisdiction       (Commission         (IRS Employer
of incorporation)                  File Number)        Identification
                                                            Number)

                             One Logan Square, Suite 1105
                          Philadelphia, Pennsylvania  19103
                          ---------------------------------
                 (Address of principal executive offices) (Zip Code)

                                    (215) 567-1800
                                    --------------
                 (Registrant's telephone number, including area code)

                               Royale Investments, Inc.
                               ------------------------
            (Former name or former address, if changed since last report)

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Item 5.  Other Events                                                   Form 8-K
         ------------
                                                                 January 5, 1998

          At a December 22, 1997 Special Meeting of Shareholders, the Shareholders of Royale Investments, Inc. (the "Company") approved a change of the Company's name to "Corporate Office Properties Trust, Inc." The name change was effective January 1, 1998.

Item 7.  Financial Statements and Exhibits.
         ----------------------------------

(c)       Exhibits

          3(i).1    Articles of Amendment to Articles of Incorporation dated
December 23, 1997.

                                      SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

          Dated: January 5, 1998

                                        CORPORATE OFFICE PROPERTIES TRUST, INC.

                                        BY:  /s/ Thomas D. Cassel
                                             --------------------
                                             Thomas D. Cassel
                                             Vice President Finance

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                                    EXHIBIT INDEX


Exhibit Number      Description                                            Page
--------------      -----------                                            ----
    3(i).1          Articles of Amendment to Articles of Incorporation
                    dated December 23, 1997.